Subsequent events	6 Months Ended
Dec. 31, 2025
Subsequent events
Subsequent events

Note 12 – Subsequent events

New issuance of convertible notes - April 2026

On April 16, 2026, the Company entered into a securities purchase agreement for up to $5,000,000 convertible notes convertible into Class A ordinary shares. An initial tranche of $500,000 notes maturing on April 16, 2030 was issued on the same date with an initial conversion price of $2.76 per share, subject to adjustment as provided therein. Net proceeds were used for general corporate and working capital purposes.

Settlement of accrued payroll payable

On June 11, 2026, the Company entered into a Debt Settlement and Mutual Release Agreement (the “Agreement”) with Jinghai Jiang, the CEO of the Group. Pursuant to the Agreement, the Company agreed to issue 56,180 Class B ordinary shares of par value $0.00006 per share to the CEO in full settlement of $100,000 in accrued and unpaid compensation owed to the CEO under his employment agreement. The Class B ordinary shares were valued at $1.78 per share, which was the closing price of the Company’s Class A ordinary shares on the trading day immediately preceding the date of the Agreement.

Asset purchase agreement

On June 28, 2026, the Company entered into an asset purchase agreement with PT Mitra Manunggal Sangkara, an Indonesian limited liability company, pursuant to which the Company purchased certain GPU assets and certain related contractual rights at a purchase price of $1 million in cash and $10 million in pre-funded warrants which are exercisable to purchase 6,457,863 ordinary shares, par value $0.00006 per share. The transaction was completed on June 28, 2026.

New issuance of convertible notes – June 2026

On June 28, 2026, the Company entered into a securities purchase agreement for up to $10,000,000 in aggregate principal amount of Senior Convertible Notes (the “June 2026 Notes”), with an initial closing of $2,000,000 and up to $8,000,000 in additional closings subject to mutual agreement, at a purchase price of approximately 93% of par value. The June 2026 Notes bear interest at 8.25% per annum (increasing to 13.25% upon an Event of Default), mature on June 29, 2030, and are convertible into the Company’s Class A Ordinary Shares at a conversion price initially set at $1.63 per share, subject to anti-dilution adjustments and an alternate conversion feature that allows conversion at 92% of the lowest VWAP during the preceding ten trading days in certain circumstances.

Except as disclosed above, the Group has evaluated subsequent events that occurred after December 31, 2025 through June 30, 2026, and concluded that no other subsequent events occurred that would require recognition or disclosure in the unaudited condensed consolidated financial statements.